                                  EXHIBIT 25

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM T-1

             Statement of Eligibility and Qualification Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee

             __X__Check if an application to determine eligibility
                  of a trustee pursuant to section 305(b)(2)


                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
              (Exact name of trustee as specified in its charter)


300 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA  90071                                     13-3347003
(Address of principal                                        (I.R.S. Employer
executive offices)                                        Identification No.)


                    PROVIDENT HOME EQUITY LOAN TRUST 2000-A
              (Exact name of obligor as specified in its charter)

          DELAWARE                                              PENDING
(State or other jurisdiction of                             (I.R.S. Employer
Incorporation or organization)                           Identification No.)


C/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                              19890-0001
(Address of principal executive offices)                          (Zip Code)





                    PROVIDENT HOME EQUITY LOAN TRUST 2000-A
              HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2000-A
                      (Title of the Indenture Securities)






Item 1.  General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                 ADDRESS
Office of the Comptroller                 1114 Avenue of the
of the Currency                         Americas, Suite 3900
                                    New York, New York 10036

(b)  Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.  Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.  List of Exhibits

Exhibit 1 -

Articles of Association as amended on July 29, 1994.

Exhibit 2 -
Certificate of the Comptroller of the Currency dated April 6, 2000.

Exhibit 3 -
Certification of Fiduciary Powers dated April 6, 2000.

Exhibit 4 -
Existing By-Laws of Bankers Trust Company of California, N.A. as amended dated November 18, 1998.

Exhibit 5 -
Not Applicable.

Exhibit 6 -
Consent of Bankers Trust Company of California, N.A. required by Section 321(b) of the Act.

Exhibit 7 -
Reports of Condition of Bankers Trust Company of California, N.A., dated as of March 31, 2000.





                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company of California, N.A., a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 27th day of June, 2000.




                   Bankers Trust Company of California, N.A.
                   By:  /s/ Hermi Alignay
                       ------------------
                   Hermi Alignay
                   Assistant Secretary



                                  EXHIBIT 1







                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                  CERTIFICATE

I, Judy L. Gomez, do hereby certify that:

     1. I am the duly elected Assistant Vice President of Bankers Trust Company of California, N.A. (the "Association").

     2. Attached hereto as Exhibit A is a true copy of the Articles of Association of BT Trust Company of California, National Association, as filed with the Comptroller of the Currency, Northeastern District, on February 13, 1986 (the "Articles of Association").

     3. On March 16, 1987, at a special meeting of the Shareholders of BT Trust Company of California, National Association, the following resolution and amendment to Article FIRST of the Articles of Association was adopted:

     RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

          FIRST: The title of this Association shall be "Bankers Trust Company of California, National Association".

     The foregoing amendment to the Articles of Association was duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on March 16, 1987.

     4. Attached hereto as Exhibit B is a copy of the approval of the resolution and amendment to Article FIRST of the Articles of Association.

     5. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, National Association, the following resolution and amendment to Article FIFTH of the Articles of Association was adopted:

          RESOLVED, that Bankers Trust Holding, Inc., the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Article FIFTH of the Articles of Association of BTCal, to read as follows:

               The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.


The foregoing amendment of the Articles of Association was duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

     6. Attached hereto as Exhibit C is a copy of the official certification of the approval of the Office of the Comptroller of the Currency with respect to said amendment to Article FIFTH of the Articles of Association.

     7. The Association's Articles of Association, as amended, have not been modified or rescinded and are in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 14th day of May, 1999.




                                           /s/ Judy L. Gomez
                                           ------------------------
                                           Judy L. Gomez
                                           Assistant Vice President








                                                                EXHIBIT A


             BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                            ARTICLES OF ASSOCIATION


     For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

          FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

          SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

          THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty-five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

          FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

          Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
(c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.


          FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.


          No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

          If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

          The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

          SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

          The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

          SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

          EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

          NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

          TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction, (b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

          The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

          ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

          TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

          IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.



/s/ Peter E. Lengyel                   10/7/85
--------------------                   -------
Peter E. Lengyel                        date

/s/ Harold K. Atkins                   10/7/85
--------------------                   -------
Harold K. Atkins                        date

/s/ John L. Murphy                     10/7/85
--------------------                   -------
John L. Murphy                          date

/s/ Allan C. Martin                    10/7/85
--------------------                   -------
Allan C. Martin                         date

/s/ Rein Lumi                          10/7/85
--------------------                   -------
Rein Lumi                               date

/s/ Gerard P. Hourihan                 10/7/85
--------------------                   -------
Gerard P. Hourihan                      date



State of New York

County of New York

          Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

          Witness my hand and seal of office this 7 day of October, 1985.

                                               /s/ David Abramson
                                               ------------------
                                                  Notary Public

                                                     DAVID ABRAMSON
                                            Notary Public, State of New York
                                                    No. 60-0007786
                                             Qualified in Westchester County
                                            Commission Expires March 30, 1987





State of New York

County of New York

          Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

          Witness my hand and seal of office this 7 day of October, 1985.


                                              /s/ David Abramson
                                               ------------------
                                                  Notary Public

                                                     DAVID ABRAMSON
                                            Notary Public, State of New York
                                                    No. 60-0007786
                                             Qualified in Westchester County
                                            Commission Expires March 30, 1987





State of New York

County of New York

          Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

          Witness my hand and seal of office this 7 day of October, 1985.


                                              /s/ David Abramson
                                               ------------------
                                                  Notary Public

                                                     DAVID ABRAMSON
                                            Notary Public, State of New York
                                                    No. 60-0007786
                                             Qualified in Westchester County
                                            Commission Expires March 30, 1987





State of New York

County of New York

          Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

          Witness my hand and seal of office this 7 day of October, 1985.




                                              /s/ David Abramson
                                               ------------------
                                                  Notary Public

                                                     DAVID ABRAMSON
                                            Notary Public, State of New York
                                                    No. 60-0007786
                                             Qualified in Westchester County
                                            Commission Expires March 30, 1987





State of New York

County of New York

          Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

          Witness my hand and seal of office this 7 day of October, 1985.


                                              /s/ David Abramson
                                               ------------------
                                                  Notary Public

                                                     DAVID ABRAMSON
                                            Notary Public, State of New York
                                                    No. 60-0007786
                                             Qualified in Westchester County
                                            Commission Expires March 30, 1987







State of New York

County of New York

          Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

          Witness my hand and seal of office this 7 day of October, 1985.

                                              /s/ David Abramson
                                               ------------------
                                                  Notary Public

                                                     DAVID ABRAMSON
                                            Notary Public, State of New York
                                                    No. 60-0007786
                                             Qualified in Westchester County
                                            Commission Expires March 30, 1987








                                   EXHIBIT B


                     BT TRUST COMPANY OF CALIFORNIA, N.A.

                            ARTICLES OF ASSOCIATION

                                Amendment No. 1

          The undersigned, being a majority of the stockholders of the Association, hereby agree to and approve of the amendment of the First Article of Association to read as follows:

FIRST: The title of this Association shall be "Bankers Trust Company of California, National Association." And to be effective as of the 16th day of March, 1987.

Dated:  16th March, 1987


                                    BANKERS TRUST NEW YORK CORPORATION

                                    By:  /s/ Richard S. Denny
                                    Richard S. Denny, Secretary






                                                                     EXHIBIT C

Comptroller of the Currency
Administrator of National Banks

Western District Office
50 Fremont Street, Suite 3900
San Francisco, CA 94105-2292
(415) 545-5900

February 5, 1992                                         Charter No. 18608


Mr. David Abramson, Secretary
Bankers Trust Company of California, N.A.
280 Park Avenue
New York, New York  10017

Re:  Capital Change Control No. 92-WE-12-066

Dear Mr. Abramson:

This is in response to your letter of notification dated January 29, 1992, concerning the issuance of $49,500,000.00 of common stock.

This letter is the official certification of the approval of the Office of the Comptroller of the Currency given to Bankers Trust Company of California, N.A., Los Angeles, California, to increase its common stock from $500,000 to $50,000,000. This issuance may be considered effective on January 22, 1992.

Very truly yours,



JOHN C. BEERS
Acting Director for Analysis
Western District

cc:      Mr. R. Brent Faye
         Lillick & Charles
         Two Embarcadero Center
         San Francisco, CA  94111-3996

                                   EXHIBIT 2

-------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
-------------------------------------------------------------------------------
Washington, D.C.  20219

                                  CERTIFICATE


I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.

                                   IN TESTIMONY WHEREOF, I have hereunto
                                   subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 6th day of April, 2000.


                                              /s/ John D. Hawke, Jr.
                                   ------------------------------------------
                                           Comptroller of the Currency

                                   EXHIBIT 3

-------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
-------------------------------------------------------------------------------
Washington, D.C.  20219

                        Certificate of Fiduciary Powers

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.



                                   IN TESTIMONY WHEREOF, I have hereunto
                                   subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 6th day of April, 2000.


                                              /s/ John D. Hawke, Jr.
                                              --------------------------------
                                              Comptroller of the Currency

                                  EXHIBIT 4

                                  CERTIFICATE
                                  -----------

I, Judy Gomez, do hereby certify that:

     1. I am Assistant Secretary of BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (formerly known as BT trust Company of California, National Association), a corporation duly organized and validly existing under the laws of the United State of America (the "Company");

     2. Attached hereto is a true, correct and complete copy of the By-Laws of the Company as in effect on the date hereof.


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of BANKERS TRUST COMPANY OF CALIFORNIA, N.A. this 14th day of May, 1999.






                                                 /s/ Judy L. Gomez
                                          -----------------------------------
                                                 Assistant Secretary

           BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                                    BY-LAWS

                                   ARTICLE I


Meetings of Shareholders

          Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

          Section 1.2. Special Meetings. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

          Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

          Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

          Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.


                                  ARTICLE II

                                   Directors

          Section 2.1. Board of Directors. The board of directors (hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

                      Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

          Section 2.3. Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

          Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

          Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

          Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

          Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.


                                  ARTICLE III

                            Committees of the Board

          Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

          In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

          Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not in session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

          Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.


                                  ARTICLE IV

                            Officers and Employees

          Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

          Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

          Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

          Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

          Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

          Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.


                                   ARTICLE V

                               Trust Department

          Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

          Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

          Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

          Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

          Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

          Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.


                                  ARTICLE VI

                          Stock and Stock Certificate

          Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

          Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.


                                  ARTICLE VII

                                Corporate Seal

          The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                 (Impression)
                                 (    of    )
                                 (   Seal   )


                                 ARTICLE VIII

                           Miscellaneous Provisions

          Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

          Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

          Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.


                                  ARTICLE IX

                                    By-Laws

          Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

          Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                                  EXHIBIT 5
                               (Not Applicable)

                                  EXHIBIT 6

                                   EXHIBIT 6


                              CONSENT OF TRUSTEE

          Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by Provident Home Equity Loan Trust 2000-A, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange commission upon request therefor.

June 27, 2000

                  Bankers Trust Company of California, N.A.

                  By: /s/ Hermi Alignay
                      --------------------------------------
                  Hermi Alignay
                  Assistant Secretary

                                   EXHIBIT 7


                                                                          Board of Governors of the Federal Reserve System
                                                                          OMB Number:  7100-0036
                                                                          Federal Deposit Insurance Corporation
                                                                          OMB Number:  3064-0052
                                                                          Office of the Comptroller of the Currency
                                                                          OMB Number:  1557-0081
Federal Financial Institutions Examination Council                        Expires March 31, 2002
------------------------------------------------------------------------- -----------------------------------------------------
[LOGO]                                                                    Please refer to page i,                  1
                                                                          Table of Contents, for
                                                                          the required disclosure
                                                                          of estimated burden
------------------------------------------------------------------------- -----------------------------------------------------
Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only and Total Assets of $100 Million or More
But Less Than $300 Million-- FFIEC 033
                                                                          (20000311)
                                                                           --------
Report at the close of business March 31, 2000                            (RCRI) 9999)
This report is required by law:  12 U.S.C.ss.324 (State member banks);     This report form is to be filed by banks with
12 U.S.C.ss.1817 (State nonmember banks); and 12 U.S.C.ss.161 (National     domestic offices only.  Bank with foreign offices
banks).                                                                   (as defined in the instructions) must file FFIEC
                                                                          031.

------------------------------------------------------------------------- -----------------------------------------------------
NOTE:  The Reports of Condition and Income must be signed by an           The Reports of Condition and Income are to be
authorized officer and the Report of Condition must be attested to by     prepared in accordance with Federal regulatory
not less than two directors (trustees) for State nonmember banks and      authority instructions.
three directors for State member and National banks.

                                                                          We, the undersigned directors (trustees), attest to
I,       Foy B. Hester                                                    the correctness of the Report of Condition
   --------------------------
   Name and Title of Officer Authorized to Sign Report                    (including the supporting schedules) for this
                                                                          report date and declare that it has been examined
of the named bank do hereby declare that the Reports of Condition and     by us and to the best of our knowledge and belief
Income (including the supporting schedules) for this report date have     has been prepared in conformance with the
been prepared in conformance with the instructions issued by the          instructions issued by the appropriate Federal
appropriate Federal regulatory authority and are true to the best of my   regulatory authority and is true and correct.
knowledge and belief.

                                                                          /s/ Susan Ruth [illegible]
                                                                          -------------------------
/s/     Foy B. Hester                                                     Director (Trustee)
----------------------------
Signature of Officer Authorized to Sign Report

                                                                          /s/           [illegible]
                                                                          -------------------------
                                                                          Director (Trustee)
         4/28/00

Date of Signature                                                         /s/ Lauren Cain
                                                                          -------------------------
                                                                          Director (Trustee)

------------------------------------------------------------------------- -----------------------------------------------------
Submission of Reports

Each bank must prepare its Reports of Condition and Income either:        For electronic filing assistance, contact EDS Call
                                                                          Report Services, 2150 N. Prospect Ave., Milwaukee,
(a)      in electronic form and then file the computer data file          WI  53202, telephone (800) 255-1571.
         directly with the banking agencies' collection agent,
         Electronic Data Systems Corporation (EDS), by modem or on        To fulfill the signature and attestation
         computer diskette; or                                            requirement for the Reports of Condition and Income
                                                                          for this report date, attach this signature page
(b)      in hard-copy (paper) form and arrange for another party to       (or a photocopy or a computer-0generated version of
         convert the paper report to electronic form.  That party (if     this page) to the hard-copy record of the completed
         other than EDS) must transmit the bank's computer data file to   report that the bank places in its files.
         EDS.
------------------------------------------------------------------------- -----------------------------------------------------
FDIC Certificate Number 26732                                             Bankers Trust Company of California, N.A
                       -------------                                      ----------------------------------------
                           (RCRI 9050)                                    Legal Title of Bank (TEXT 9010)

http://                                                                   300 South Grand Avenue
        -----------------------------------                               ----------------------
         Primary Internet Web Address of bank (Home Page), if any (TEXT   City (TEXT 9130)
         4087)

         (Example:  www.examplebank.com)                                  Los Angeles, CA  90071
                                                                          ----------------------
                                                                          State Abbrev. (TEXT 9200)  Zip Code (TEXT 9220)

                                      Board of Governors of the Federal Reserve System,
                      Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:  Bankers Trust Company of California, National Association    Call Date: 03/31/2000    FFIEC 033
Address:  300 South Grand Avenue                                                                            Page RI-1
City, State  Zip:  Los Angeles, CA 90071                                                 Printed  04/27/2000 at 17:36
FDIC Certificate No.:  26732

Consolidated Report of Income
for the period January 1, 2000-March 31, 2000

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                     I280          <-
                                                                                               ----------
                                                        Dollar Amounts in Thousands     RIAD Mil Thou
         --------------------------------------------------------------------------------------------
1.  Interest income:
    a.       Interest and fee income on loans(1):
             (1)      Real estate loans .....................................................4246          0       1.a.(l)
             (2)      Installment loans .....................................................4247          0       1.a.(2)
             (3)      Credit cards and related plans ........................................4248          0       1.a.(3)
             (4)      Commercial (time and demand) and all other loans ......................4249          0       1.a.(4)
    b.       Income from lease financing receivables:
             (1)      Taxable leases ........................................................4505          0       1.b.(1)
             (2)      Tax-exempt leases .....................................................4307          0       1.b.(2)
    c.       Interest income on balances due from depository
             institutions (2) ...............................................................4115        384       1.c.
    d.       Interest and dividend income on securities:
             (1)      U.S. Treasury securities and U.S. Government
                      agency obligations (including mortgage-backed
                      securities issued or guaranteed by FNMA, FHLMC,
                      or GNMA)...............................................................4027        940       1.d.(1)
             (2)      Securities issued by states and political
                      subdivisions in the U.S.:
                      (a)     Taxable securities ............................................4506          0       1.d.(2)(a)

                      (b)     Tax-exempt securities..........................................4507          0       1.d.(2)(b)

             (3)      Other domestic debt securities (including
                      mortgage-backed securities not issued or
                      guaranteed by FNMA, FHLMC, or GNMA)....................................3657          0       1.d.(3)
             (4)      Foreign debt securities ...............................................3658          0       1.d.(4)
             (5)      Equity securities (including investments in
                      mutual funds) .........................................................3659         45       1.d.(5)
    e.       Interest income from trading assets ............................................4069          0       1.e.
    f.       Interest income on federal funds sold and securities
             purchased under agreements to resell ...........................................4020          0       1.f.
    g.       Total interest income (sum of items 1.a through 1.f) ...........................4107      1,369       1.g.

(1)      See instructions for loan classifications used in this schedule.
(2)      Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:  Bankers Trust Company of California, National Association    Call Date: 03/31/2000    FFIEC 033
Address:  300 South Grand Avenue                                                                            Page RI-2
City, State  Zip:  Los Angeles, CA 90071                                                 Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732

Schedule RI--Continued

                                                                                         Year-to-date
                                                        Dollar Amounts in Thousands     RIAD Mil Thou
------------------------------------------------------------------------------------------------------
2.       Interest expense:
    a.       Interest on deposits:
             (1)      Transaction accounts (NOW accounts, ATS accounts,
                      and telephone and preauthorized transfer
                      accounts) .............................................................4508          0       2.a.(1)
             (2)      Nontransaction accounts:
                      (a)     Money market deposit accounts (MMDAS) .........................4509          0       2.a.(2)(a)
                      (b)     Other savings deposits ........................................4511          0       2.a.(2)(b)
                      (c)     Time deposits of $100,000 or more .............................A517          0       2.a.(2)(c)
                      (d)     Time deposits of less than $100,000 ...........................A518          0       2.a.(2)(d)
    b.       Expense of federal funds purchased and securities sold
             under agreements to repurchase .................................................4180          0       2.b.
    c.       Interest on demand notes issued to the U.S. Treasury,
             trading liabilities, and other borrowed money ..................................4185          0       2.c.
    d.       Not applicable

    e.       Interest on subordinated notes and debentures ..................................4200          0       2.e.
    f.       Total interest expense (sum of items 2.a through 2.e) ..........................4073          0       2.f.
3.       Net interest income (item 1.g minus 2.f) ...........................................         RIAD 4074       1,369       3.
4.       Provisions:
         a.       Provision for credit losses................................................         RIAD 4230           0     4.a.
         b.       Provision for allocated transfer risk .....................................         RIAD 4243           0     4.b.
5.       Noninterest income:
    a.       Income from fiduciary activities................................................4070          0       5.a.
    b.       Service charges on deposit accounts.............................................4080          0       5.b.
    c.       Trading revenue (must equal Schedule RI, sum of
             Memorandum items 8.a through 8.d)...............................................4220          0       5.c.
    d.-e. Not applicable
    f. Other noninterest income:
             (1) Other fee income ...........................................................5407        730       5.f.(1)
             (2) All other noninterest income* ..............................................5408          0       5.f.(2)
    g.       Total noninterest income (sum of items 5.a through 5.f) ........................         RIAD 4079      13,820     5.g.
6.       a. Realized gains (losses) on held-to-maturity securities ..........................         RIAD 3521           0     6.a.
         b.       Realized gains (losses) on available-for-sale
                  securities ................................................................         RIAD 3196           0     6.b.
7.       Noninterest expense:
    a.       Salaries and employee benefits .................................................4135      4,221       7.a.
    b.       Expenses of premises and fixed assets (net of rental
             income) (excluding salaries and employee benefits and
             mortgage interest) .............................................................4217      1,517       7.b.
    c.       Other noninterest expense* .....................................................4092      7,579       7.c.
         d.       Total noninterest expense (sum of items 7.a through
                  7.c) ......................................................................         RIAD 4093      13,317     7.d.
8.       Income (loss) before income taxes and extraordinary items
         and other adjustments (item 3 plus or minus items 4.a, 4.b,
         5.g, 6.a, 6.b, and 7.d) ............................................................         RIAD 4301       1,872       8.
9.       Applicable income taxes (on item 8) ................................................         RIAD 4302         661       9.
10.      Income (loss) before extraordinary items and other
         adjustments (item 8 minus 9) .......................................................         RIAD 4300       1,211      10.
11.      Extraordinary items and other adjustments, net of income
         taxes* .............................................................................         RIAD 4320           0      11.
12.      Net income (loss) (sum of items 10 and 11) .........................................         RIAD 4340       1,211      12.

---------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Bankers Trust Company of California, National Association    Call Date: 03/31/2000    FFIEC 033
Address:  300 South Grand Avenue                                                                            Page RI-3
City, State  Zip:  Los Angeles, CA 90071                                                 Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732


Schedule RI--Continued

                                                                                                 I281          <-
                                                                                           ----------
Memoranda                                                                                Year-to-date

                                                        Dollar Amounts in Thousands     RIAD Mil Thou
-----------------------------------------------------------------------------------------------------
1.       Interest expense incurred to carry tax-exempt securities,
         loans, and leases acquired after August 7, 1986, that is
         not deductible for federal income tax purposes .....................................4513           0     M.1.
2.       Income from the sale and servicing of mutual funds and
         annuities (included in Schedule RI, item 8) ........................................8431           0     M.2.
3.       Not applicable                                                                        Number
4.       Number of full-time equivalent employees at end of current
         period (round to nearest whole number) .............................................4150         233     M.4.
5.       Interest and fee income on tax-exempt obligations (other
         than securities and leases) of states and political
         subdivisions in the U.S. (reportable in Schedule RC-C, part                         Mil Thou
         I, item 8) included in Schedule RI, item 1.a above .................................4504           0     M.5.
6.       To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule AC-C, part
         I, item 3) exceeding five percent of total loans.  Interest and fee income on agricultural loans included in item 1.a
         above ..............................................................................4251         N/A     M.6.
7.       If the reporting bank has restated its balance sheet as a
         result of applying push down accounting this calendar year,                         RIAD  CC YY MM DD
         report the date of the bank's acquisition(1) .......................................9106  00 00 00 00    M.7.
8.       Trading revenue (from cash instruments and off-balance
         sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
         a.       Interest rate exposures ...................................................8757           0   M.8.a.
         b.       Foreign exchange exposures ................................................8758           0   M.8.b.
         c.       Equity security and index exposures .......................................8759           0   M.8.c.
         d.       Commodity and other exposures .............................................8760           0   M.8.d.
9.       Impact on income of off-balance sheet derivatives held for purposes other than trading:
         a.       Net increase (decrease) to interest income ................................8761           0   M.9.a.
         b.       Net (increase) decrease to interest expense................................8762           0   M.9.b.
         c.       Other (noninterest) allocations ...........................................8763           0   M.9.c.
10.      Not applicable
11.      Does the reporting bank have a Subchapter S election in                                      YES  NO
         effect for federal income tax purposes for the current tax
         year? ..............................................................................A530           X    M.11.
12.      Deferred portion of total applicable income taxes included
         in Schedule RI, items 9 and 11 (to be reported with the                                     Mil Thou
         December Report of Income) .........................................................4772         N/A    M.12.
------------
(1) For example, a bank acquired on June 1, 1997, would report 19970601.


Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.


                                                                                                  I283          <-
                                                                                            ----------
                                                        Dollar Amounts in Thousands     RIAD Mil Thou
------------------------------------------------------------------------------------------------------
1.       Total equity capital originally reported in the December
         31, 1999, Reports of Condition and Income.......................................3215     110,844       1.
2.       Equity capital adjustments from amended Reports of Income,
         net* ...........................................................................3216           0       2.
3.       Amended balance end of previous calendar year (sum of items
         1 and 2) .......................................................................3217     110,844       3.
4.       Net income (loss) (must equal Schedule RI, item 12) ............................4340       1,211       4.
5.       Sale, conversion, acquisition, or retirement of capital
         stock, net .....................................................................4346           0       5.
6.       Changes incident to business combinations, net .................................4356           0       6.
7.       LESS: Cash dividends declared on preferred stock ...............................4470           0       7.
8.       LESS: Cash dividends declared on common stock ..................................4460           0       8.
9.       Cumulative effect of changes in accounting principles from
         prior years' (see instructions for this schedule) ..............................4411           0       9.
10.      Corrections of material accounting errors from prior years*
         (see instructions for this schedule) ...........................................4412           0      10.
11.      a. Change in net unrealized holding gains (losses) on
         available-for-sale securities ..................................................8433        (74)    11.a.
         b. Change in accumulated net gains (losses) on cash flow
         hedges .........................................................................4574           0    11.b.
12.      Other transactions with parent holding company` (not
         included in items 5, 7, or 8 above) ............................................4415           0      12.
13.      ????al equity capital end of current period (sum of items 3
         through 12) (must equal Schedule RC, item 28) ..................................3210     111,981      13.

--------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Bankers Trust Company of California, National Association    Call Date: 03/31/2000    FFIEC 033
Address:  300 South Grand Avenue                                                                            Page RI-4
City, State  Zip:  Los Angeles, CA 90071                                                 Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732
Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and
               Changes in Allowance for Credit Losses

Part I. Charge-offs and Recoveries on Loans and Leases(1)

Part I excludes charge-offs sad recoveries through the allocated transfer risk reserve.


                                                                                                         I286
                                                                              -------------------------------
                                                                              (Column A)        (Column B)
                                                                              Charge-offs       Recoveries
                                                                              -------------------------------
                                                                              Calendar       year-to-date
                                                                              -------------------------------
                                                  Dollar Amounts in Thousands RIAD Mil Thou     RIAD Mil Thou
-------------------------------------------------------------------------------------------------------------
1. Real estate loans.......................................................   4256        0     4257          0     1.
2. Installment loans.......................................................   4258        0     4259          0     2.
3. Credit cards and related plans..........................................   4262        0     4263          0     3.
4. Commercial (time and demand) and all other loans........................   4264        0     4265          0     4.
5. Lease financing receivables.............................................   4266        0     4267          0     5.
6. Total (sum of items 1 through 5)........................................   4635        0     4605          0     6.



Memoranda

                                                  Dollar Amounts in Thousands RIAD Mil Thou     RIAD Mil Thou
-------------------------------------------------------------------------------------------------------------
1. Loans to foreign governments and official
     institutions included in part I, items 1 through 4
     above........................................................            4643        0     4627          0   M.1.
2.   To be completed by banks with loans to finance
     agricultural production and other loans to farmers
     (Schedule RC-C, part I, item 3) exceeding five
     percent of total loans.
     Agricultural loans included in part I, items 1
     through 4 above..............................................            4268        N/A   4269        N/A   M.2.
3.   Not applicable
4. Loans to finance commercial real estate,
     construction, and land development .????vities (not
     secured by real estate) included in Schedule RI-B,
     part I, items 2 through 4, above.............................            5443        0     5449          0   M.4.
5.   Real estate loans (sum of memorandum items 5.a
     through 5.e must equal Schedule RI-B, part I, item
     1, above):
     a. Construction and land development.........................            5445        0     5446          0   M.5.a.
     b. Secured by farmland.......................................            5447        0     5448          0   M.5.b.
     c. Secured by 1-4 family residential properties:
     (1) Revolving, open-end loans secured by 1-4 family
         residential properties and extended under lines
         of credit................................................            5449        0     5450          0   M.5.c.(1)
     (2) All other loans secured by 1-4 family
         residential properties...................................            5451        0     5452          0   M.5.c.(2)
     d. Secured by multifamily (5 or more) residential
         properties...............................................            5453        0     5454          0   M.5.d.
     e. Secured by nonfarm nonresidential properties..............            5455        0     5456          0   M.5.e.

-------------------
(1) See instructions for loan classifications used in this schedule.

Legal Title of Bank:  Bankers Trust Company of California, National Association    Call Date: 03/31/2000    FFIEC 033
Address:  300 South Grand Avenue                                                                            Page RI-5
City, State  Zip:  Los Angeles, CA 90071                                                 Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732

Schedule RI-B--Continued

Part II. Changes in Allowance for Credit Losses


                                          Dollar Amounts in Thousands                          RIAD    MIL    Thou
------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1999, Reports of
   Condition and Income .............................................                          3124    0              1.
2. Recoveries (must equal or exceed part I, item 6, column B above) .                          2419    0              2.
3. LESS: Charge-offs (must equal or exceed part I, item 6, column A
   above) ...........................................................                          2432    0              3.
4. Provision for credit losses (must equal Schedule RI, item 4.a) ...                          4230    0              4.
5. Adjustments* (see instructions for this schedule) ................                          4815    0              5.
6. Balance end of current period (sum of items 1 through 5) (must
   equal or exceed Schedule RC, item 4.b) ...........................                          A512    0              6.

---------------------
*Describe on Schedule RI-E--Explanations.




Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              I295    <-
                                                                                               -------------------
                                                                                                    Year-to-date
                                                                                               -------------------
                                          Dollar Amounts in Thousands                          RIAD    MIL    Thou
------------------------------------------------------------------------------------------------------------------
1.   Al1 other noninterest income (from Schedule RI, item 5.f.(2))
     ???port amounts that exceed lO% of Schedule RI, item 5.f.(2):

     a. Net gains (losses) on other real estate owned ...............                          5415    0              1.a.
     b. Net gains (losses) on sales of loans.........................                          5416    0              1.b.
     c. Net gains (losses) on sales of premises and fixed assets ....                          5417    0              1.c.
     Itemize and describe the three largest other amounts that
        exceed 108 of Schedule RI, item 5.f.(2):
     d.  TEXT 4461...................................................                          4461                   1.d.
     e.  TEXT 4462...................................................                          4462                   1.e.
     f.  TEXT 4463...................................................                          4463                   1.f.
2.   Other noninterest expense (from Schedule RI, item 7.c):
     a. Amortization expense of intangible assets ...................                          4531    822            2.a.
     Report amounts that exceed 10% of Schedule RI, item 7.c:
     b. Net (gains) losses on other real estate owned ...............                          5418    0              2.b.
     c. Net (gains) losses on sales of loans ........................                          5419    0              2.c.
     d. Net (gains) losses on sales of premises and fixed assets ....                          5420    0              2.d.
     Itemize and describe the three largest other amounts that
        exceed 10% of Schedule RI, item 7.c:
     e. TEXT 4464   Intercompany Non Interest Service Expanse .......                          4464    3,614          2.e.
     f. TEXT 4467 ...................................................                          4467                   2.f.
     g. TEXT 4468 ...................................................                          4468                   2.g.


Legal Title of Bank:  Bankers Trust Company of California, National Association    Call Date: 03/31/2000    FFIEC 033
Address:  300 South Grand Avenue                                                                            Page RI-6
City, State  Zip:  Los Angeles, CA 90071                                                 Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732


Schedule RI-E--Continued

                                                                                                    Year-to-date
                                                                                               -------------------
                                          Dollar Amounts in Thousands                          RIAD    MIL    Thou
------------------------------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):

   a.  (1)  TEXT 6373  Effect of adopting FAS 133, "Accounting for Derive. ....................6373    0            3.a.(1)
       (2) Applicable income tax effect        RIAD  4486        0                                                  3.a.(2)
   b.  (1)  TEXT 4487 .........................................................................4487                 3.b.(1)
       (2) Applicable income tax effect        RIAD  4488                                                           3.b.(2)
   c.  (1)  TEXT 4489 .........................................................................4489                 3.c.(1)
       (2) Applicable income tax effect        RIAD  4491                                                           3.c.(2)
4. Equity capital adjustments from amended Reports of Income (from
    Schedule RI-A, item 2) (itemize and describe all adjustments):

   a. TEXT 4492 ...............................................................................4492                 4.a.
   b. TEXT 4493 ...............................................................................4493                 4.b.
5.  Cumulative effect of changes in accounting principles from prior years (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):

   a. TEXT 4494 ...............................................................................4494                 5.a.
   b. TEXT 4495 ...............................................................................4495                 5.b.
6.  Corrections of material accounting errors from prior years (from
    Schedule RI-A, item 10) (itemize and describe all corrections):

   a. TEXT 4496 ...............................................................................4496                 6.a.
   b. TEXT 4497 ...............................................................................4497                 6.b.
7.  Other transactions with parent holding company (from Schedule
    RI-A, item 12) (itemize and describe all such transactions):

   a. TEXT 4498 ...............................................................................4498                 7.a.
   b. TEXT 4499 ...............................................................................4499                 7.b.
8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):

   a. TEXT 4498 ...............................................................................4521                 8.a.
   b. TEXT 4499 ...............................................................................4522                 8.b.
9. Other explanations (the space below is provided for the bank to                             I298    I299         <-
   briefly describe, at its option, any other significant items affecting the Report of Income):

    No comment  /X/ (RIAD 4769)

Other explanations (please type or print clearly):
    (TEXT 4769)


Legal Title of Bank:  Bankers Trust Company of California, National                Call Date: 03/31/2000    FFIEC 033
Association
Address:  300 South Grand Avenue                                                                            Page RC-1
City, State  Zip:  Los Angeles, CA 90071                                                 Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                     C200  <-
                                                                                            --------------
                                               Dollar Amounts in Thousands              RCON   Mil   Thou
--------------------------------------------------------------------------- ------------------------------
ASSETS

1.   Cash and balances due from depository
     institutions (from Schedule RC-A):
    a.  Noninterest-bearing balances and currency
        and coin (1) ......................................                        0081               932  1.a.
    b. Interest-bearing balances(2) .......................                        0071            33,900  1.b.
2. Securities:
    a. Held-to-maturity securities (from Schedule
        RC-B, column A) ...................................                        1754                 0  2.a.
    b. Available-for-sale securities (from
        Schedule RC-B, column D) ..........................                        1773            68,251  2.h.
3. Federal funds sold and securities purchased
     under agreements to resell ...........................                        1350                 0  3.
4. Loans and lease financing receivables:
    a. Loans and leases, net of unearned income
        (from Schedule RC-C)......................RCON 2122           0                                    4.a.
    b. LESS: Allowance for loan and lease
        losses....................................RCON 3123           0                                    4.b.
    c. LESS: Allocated transfer risk reserve......RCON 3128           0                                    4.c.
    d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus
        4.b and 4.c) ......................................                        2125                 0  4.d.
5. Trading assets .........................................                        3545                 0  5.
6. Premises and fixed assets (including
     capitalized leases) ..................................                        2145             8,400  6.
7. Other real estate owned (from Schedule RC-M) ...........                        2150                 0  7.
8. Investments in unconsolidated subsidiaries
     and associated companies (from Schedule
     RC-M) ................................................                        2130                 0  8.
9. Customers' liability to this bank on
     acceptances outstanding ..............................                        2155                 0  9.
10. Intangible assets (from Schedule RC-M) ................                        2143            13,061  10.
11. Other assets (from Schedule RC-F) .....................                        2160             4,382  11.
12. Total assets (sum of items 1 through 11)...............                        2170           128,926  12.

-----------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


Legal Title of Bank:  Bankers Trust Company of California, National Association    Call Date: 03/31/2000    FFIEC 033
Address:  300 South Grand Avenue                                                                            Page RC-2
City, State  Zip:  Los Angeles, CA 90071                                                 Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732


Schedule RC--Continued

Dollar Amounts in Thousands

                                               Dollar Amounts in Thousands              RCON   Mil   Thou
--------------------------------------------------------------------------- ------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and
        C from Schedule RC-E)..............................                        2200           0  13.a.
     (1) Noninterest-bearing(1)...........RCON   6631     0                                          13.a.(1)
     (2) Interest-bearing.................RCON   6636     0                                          13.a.(1)
    b. In foreign offices, Edge and Agreement
        subsidiaries, and IBFs.............................
     (1) Noninterest-bearing...............................
     (2) Interest-bearing..................................
14. Federal funds purchased and securities sold under
     agreements to repurchase..............................                        2800           0  14.
15. a. Demand notes issued to the U.S. Treasury............                        2840           0  15.a.
    b. Trading liabilities                                                         3548           0  15.b.
16. Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
    a. With a remaining maturity of one year or less.......                        2332           0  16.a.
    b. With a remaining maturity of more than one year
        through three years................................                        A547           0  16.b.
    c. With a remaining maturity of more than three years..                        A548           0  16.c.
17. Not applicable

18. Bank's liability on acceptances executed and
     outstanding...........................................                        2920           0  18.
19. Subordinated notes and debentures(2)...................                        3200           0  19.
20. Other liabilities (from Schedule RC-G).................                        2930      16,945  20.
21. Total liabilities (sum of items 13 through 20).........                        2948      16,945  21.
22. Not applicable

EQUITY CAPITAL
23. Perpetual preferred stock and related surplus..........                        3838           0  23.
24 Common stock                                                                    3230      50,000  24.
25.  Surplus (exclude all surplus related to preferred
     stock)................................................                        3839      50,000  25.
26. a. Undivided profits and capital reserves..............                        3632      12,360  26.a.
    b. Net unrealized holding gains (losses) on
        available-for-sale securities......................                        8434       (379)  26.b.
    c. Accumulated net gains (losses) on cash flow hedges..                        4336           0  26.c.
27. Cumulative foreign currency translation adjustments....
28. Total equity capital (sum of items 23 through 27)......                        3210     111,981  28.
29. Total liabilities and equity capital (sum of items 21
     and 28)...............................................                        3300      128926  29.

Memorandum

To be reported only with the March Report of Condition.

1.   Indicate in the box at the right the number of the
     statement below that best describes the most
     comprehensive level of auditing work performed for
     the bank by independent external auditors as of any
     date during 1999......................................                      RCON 6724        2  M.1.



1  = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2  = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3  = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4  = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5  = Review of the bank's financial statements by external auditors

6  = Compilation of the bank's financial statements by external auditors

7  = Other audit procedures (excluding tax preparation work)

8  = No external audit work



---------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.


Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-3
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732



Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                            C205  <-

                                                                                Dollar Amounts in Thousands    RCON Mil Thou
1. Cash items in process of collection, unposted debits, and currency and coin:
   a. Cash items in process of collection and unposted debits..............................................    0020        0  1.a.
   b. Currency and coin....................................................................................    0080        0  1.b.
2. Balances due from depository institutions in the U.S.:
   a. U.S. branches and agencies of foreign banks..........................................................    0083        0  2.a.
   b. Other commercial banks in the U.S. and other depository institutions in the U.S. ....................    0085      681  2.b.
3. Balances due from banks in foreign countries and foreign central banks:
   a. Foreign branches of other U.S. banks.................................................................    0073   34,142  3.a.
   b. Other banks in foreign countries and foreign central banks...........................................    0074        0  3.b.
4. Balances due from Federal Reserve Banks.................................................................    0090        9  4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b).....................    0010   34,832  5.



Memorandum

                                                                                Dollar Amounts in Thousands    RCON Mil Thou
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items 2.a
   and 2.b above)..........................................................................................    0050     681   M.l.

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-4
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732



Schedule RC-B--Securities


Exclude assets held for trading.

Dollar Amounts in Thousands

                                                                 Held-to-maturity
                                                          (Column A)          (Column B)
                                                        Amortized Cost        Fair Value
                         Dollar Amounts in Thousands   RCON  Mil   Thou    RCON  Mil   Thou
1. U.S. Treasury securities ........................   0211          0     0213           0
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):
   a. Issued by U.S. Government agencies (2) .......   1289          0     1290           0
   b. Issued by U.S. Government-sponsored
      agencies (3)..................................   1294          0     1295           0
3. Securities issued by states and political
   subdivisions in the U.S.:
   a. General obligations ..........................   1676          0     1677           0
   b. Revenue obligations ..........................   1681          0     1686           0
   c. Industrial development and similar obligations   1694          0     1695           0
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA .......................   1698          0     1699           0
      (2) Issued by FNMA and FHLMC .................   1703          0     1705           0
      (3) Other pass-through securities ............   1709          0     1710           0
   b. Other mortgage-backed securities (include
      CMOs, REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA ...........................   1714          0     1715           0
      (2) Collateralized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA ..................   1718          0     1719           0
      (3) All other mortgage-backed securities .....   1733          0     1734           0
5. Other debt securities:
   a. Other domestic debt securities ...............   1737          0     1738           0
   b. Foreign debt securities ......................   1742          0     1743           0
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities with readily
      determinable fair values .....................
   b. All other equity securities (1) ..............
7. Total (sum of items 1 through 6) (total of
   column A must equal Schedule RC, item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b) .......................................   1754          0     1771           0

<table continued>

                                                                                       C210     <-
                                                                  Available-for-sale
                                                            (Column C)          (Column D)
                                                          Amortized Cost       Fair Value(1)
                         Dollar Amounts in Thousands     RCON  Mil   Thou    RCON  Mil   Thou
1. U.S. Treasury securities ........................     1286      65,833    1287      65,251   1.
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):
   a. Issued by U.S. Government agencies (2) .......     1291           0    1293           0   2.a.
   b. Issued by U.S. Government-sponsored
      agencies (3)..................................     1297           0    1298           0   2.b.
3. Securities issued by states and political
   subdivisions in the U.S.:
   a. General obligations ..........................     1678           0    1679           0   3.a.
   b. Revenue obligations ..........................     1690           0    1691           0   3.b.
   c. Industrial development and similar obligations     1696           0    1697           0   3.c.
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA .......................     1701           0    1702           0   4.a.(1)
      (2) Issued by FNMA and FHLMC .................     1706           0    1707           0   4.a.(2)
      (3) Other pass-through securities ............     1711           0    1713           0   4.a.(3)
   b. Other mortgage-backed securities (include
      CMOs, REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA ...........................     1716           0    1717           0   4.b.(1)
      (2) Collateralized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA ..................     1731           0    1732           0   4.b.(2)
      (3) All other mortgage-backed securities .....     1735           0    1736           0   4.b.(3)
5. Other debt securities:
   a. Other domestic debt securities ...............     1739           0    1741           0   5.a.
   b. Foreign debt securities ......................     1744           0    1746           0   5.b.
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities with readily
      determinable fair values .....................     A510           0    A511           0   6.a.
   b. All other equity securities (1) ..............     1752       3,000    1753       3,000   6.b.
7. Total (sum of items 1 through 6) (total of
   column A must equal Schedule RC, item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b) .......................................     1772      68,833    1773      68,251   7.


----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and
    Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank
    System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation,
    Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-5
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732



Schedule RC-B--Continued



Memoranda

                                                                                                                    C212   <-
                                                                           Dollar Amounts in Thousands  RCON  Mil   Thou
1. Pledged securities (1) ............................................................................  0416         599   M.1.
2. Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(4)
      (1) Three months or less .......................................................................  A549         599   M.2.a.(1)
      (2) Over three months through 12 months.........................................................  A550       2,000   M.2.a.(2)
      (3) Over one year through three years...........................................................  A551      62,652   M.2.a.(3)
      (4) Over three years through five years.........................................................  A552           0   M.2.a.(4)
      (5) Over five years through 15 years............................................................  A553           0   M.2.a.(5)
      (6) Over 15 years ..............................................................................  A554           0   M.2.a.(6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(5)
      (1) Three months or less........................................................................  A555           0   M.2.b.(1)
      (2) Over three months through 12 months.........................................................  A556           0   M.2.b.(2)
      (3) Over one year through three years...........................................................  A557           0   M.2.b.(3)
      (4) Over three years through five years.........................................................  A558           0   M.2.b.(4)
      (5) Over five years through 15 years............................................................  A559           0   M.2.b.(5)
      (6) Over 15 years ..............................................................................  A560           0   M.2.b.(6)
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)
      (1) Three years or less ........................................................................  A561           0   M.2.c.(1)
      (2) Over three years............................................................................  A562           0   M.2.c.(2)
   d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum
      items 2.a through 2.c above) ...................................................................  A248       2,599   M.2.d.
3.-6. Not applicable
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale
   or transfer) ......................................................................................  1778           0   M.7.
8. Not applicable
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost .................................................................................  8782           0   M.9.a.
   b. Fair value .....................................................................................  8783           0   M.9.b.


------------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, sum of items 1,
    2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-6
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732



Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule.
Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                                   C215  <-
                                                                        Dollar Amounts in Thousands   RCON  Mil    Thou
1.  Loans secured by real estate:
    a. Construction and land development ..........................................................   1415            0  1.a.
    b. Secured by farmland (including farm residential and other improvements) ....................   1420            0  1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties and extended
           under lines of credit ..................................................................   1797            0  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens .............................................................   5367            0  1.c.(2)(a)
           (b) Secured by junior liens ............................................................   5368            0  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ..................................   1460            0  1.d.
    e. Secured by nonfarm nonresidential properties ...............................................   1480            0  1.e.
2.  Loans to depository institutions:
    a. To commercial banks in the U.S.:
       (1) To U.S. branches and agencies of foreign banks .........................................   1506            0  2.a.(1)
       (2) To other commercial banks in the U.S....................................................   1507            0  2.a.(2)
    b. To other depository institutions in the U.S. ...............................................   1517            0  2.b.
    c. To banks in foreign countries:
       (1) To foreign branches of other U.S. banks ................................................   1513            0  2.c.(1)
       (2) To other banks in foreign countries ....................................................   1516            0  2.c.(2)
    d. Loans to finance agricultural production and other loans to farmers ........................   1590            0  3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile) ..............................................................   1763            0  4.a.
    b. To non-U.S. addressees (domicile)...........................................................   1764            0  4.b.
5.  Acceptances of other banks ....................................................................   1755            0  5.
6.  Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
    a. Credit cards and related plans (includes check credit and other revolving credit plans) ....   2008            0  6.a.
    b. Other (includes single payment, installment, and all student loans) ........................   2011            0  6.b.
7.  Loans to foreign governments and official institutions (including foreign central banks) ......   2081            0  7.
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S.   2107            0  8.
9.  Other loans:
    a. Loans for purchasing or carrying securities (secured and unsecured) ........................   1545            0  9.a.
    b. All other loans (exclude consumer loans) ...................................................   1564            0  9.b.
10. Lease financing receivables (net of unearned income) ..........................................   2165            0  10.
11. LESS: Any unearned income on loans reflected in items 1-9 above ...............................   2123            0  11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)
    (must equal Schedule RC, item 4.a) ............................................................   2122            0  12.

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-7
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732



Schedule RC-C--Continued

Part I. Continued

Memoranda

                                                                       Dollar Amounts in Thousands   RCON  Mil    Thou
1. Not applicable
2. Loans(1) and leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N,
   Memorandum item 1):
   a. Real estate loans ..........................................................................   1617            0   M.2.a.
   b. All other loans and all lease financing receivables (exclude loans to individuals for
      household, family, and other personal expenditures).........................................   8691            0   M.2.b.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in
      Schedule RC-C, part I, item l.c.(2)(a)) with a remaining maturity or repricing frequency of:(2)(3)
      (1) Three months or less ...................................................................   A564            0   M.3.a.(1)
      (2) Over three months through 12 months.....................................................   A565            0   M.3.a.(2)
      (3) Over one year through three years.......................................................   A566            0   M.3.a.(3)
      (4) Over three years through five years ....................................................   A567            0   M.3.a.(4)
      (5) Over five years through 15 years .......................................................   A568            0   M.3.a.(5)
      (6) Over 15 years ..........................................................................   A569            0   M.3.a.(6)
    b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10) EXCLUDING closed-
       end loans secured by first liens on 1-4 family residential properties (reported in Schedule
       RC-C, part I, item l.c.(2)(a)) with a remaining maturity or repricing frequency of:(2)(4)
       (1) Three months or less...................................................................   A570            0   M.3.b.(1)
       (2) Over three months through 12 months ...................................................   A571            0   M.3.b.(2)
       (3) Over one year through three years .....................................................   A572            0   M.3.b.(3)
       (4) Over three years through five years....................................................   A573            0   M.3.b.(4)
       (5) Over five years through 15 years ......................................................   A574            0   M.3.b.(5)
       (6) Over 15 years..........................................................................   A575            0   M.3.b.(6)
    c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10) with a REMAINING
       MATURITY of one year or less ..............................................................   A247            0   M.3.c.
    d. Loans secured by nonfarm nonresidential properties (reported in Schedule RC-C, part I,
       item l.e) with a REMAINING MATURITY of over five years ....................................   A577            0   M.3.d.
    e. Commercial and industrial loans (reported in Schedule RC-C, part I, item 4) with a REMAINING
       MATURITY of over three years ..............................................................   A578            0   M.3.e.
4.  Loans to finance commercial real estate, construction, and land development activities
    (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b, page RC-6(5)    2746            0   M.4.
5.  Loans and leases held for sale (included in Schedule RC-C, part I, above) ....................   5369            0   M.5.
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties
    (included in Schedule RC-C, part I, item l.c.(2)(a), page RC-6) ..............................   5370            0   M.6.


----------------
(1) See instructions for loan classifications used in Memorandum item 2.
(2) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(3) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 4.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item l.c.(2)(a).
(4) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 5, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in
    Schedule RC-N, Memorandum item 4.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties from schedule RC-C, part I, item l.c.(2)(a).
(5) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items l.a through l.e.

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-8
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732



Schedule RC-E--Deposit Liabilities

                                                                                                                 C225     <-
                                                                                                       Nontransaction
                                                                        Transaction Accounts              Accounts
                                                                   (Column A)         (Column B)         (Column C)
                                                                      Total          Memo: Total            Total
                                                                  transaction           demand         nontransaction
                                                                    accounts           deposits           accounts
                                                                   (including        (included in        (including
                                                                  total demand         column A)            MMDAs)
                                                                    deposits)
                                   Dollar Amounts in Thousands  RCON  Mil   Thou   RCON  Mil   Thou   RCON  Mil   Thou
Deposits of:
1. Individuals, partnerships, and corporations ...............  2201           0   2240           0   2346           0    1.
2. U.S. Government ...........................................  2202           0   2280           0   2520           0    2.
3. States and political subdivisions in the U.S. .............  2203           0   2290           0   2530           0    3.
4. Commercial banks in the U.S. ..............................  2206           0   2310           0   2550           0    4.
5. Other depository institutions in the U.S. .................  2207           0   2312           0   2349           0    5.
6. Banks in foreign countries ................................  2213           0   2320           0   2236           0    6.
7. Foreign governments and official institutions (including
   foreign central banks) ....................................  2216           0   2300           0   2377           0    7.
8. Certified and official checks .............................  2330           0   2330           0                       8.
9. Total (sum of items 1 through 8) (sum of columns A and C
   must equal Schedule RC, item 13.a) ........................  2215           0   2210           0   2385           0    9.



Memoranda
                                                                        Dollar Amounts in Thousands  RCON  Mil  Thou
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts .........................  6835          0  M.1.a.
   b. Total brokered deposits .....................................................................  2365          0  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item l.b above):
      (1) Issued in denominations of less than $100,000............................................  2343          0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less ...............  2344          0  M.1.c.(2)
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item l.c.(1) above) ................  A243          0  M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item l.b above) ....................  A244          0  M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)
      (to be completed for the December report only) ..............................................  5590        N/A  M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAS) ...................................................  6810          0  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAS)..................................................  0352          0  M.2.a.(2)
   b. Total time deposits of less than $100,000....................................................  6648          0  M.2.b.
   c. Total time deposits of $100,000 or more......................................................  2604          0  M.2.c.
3. All NOW accounts (included in column A above)...................................................  2398          0  M.3.
4. Not applicable

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-9
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732

Schedule RC-E--Continued


Memoranda (Continued)



                                                                    Dollar Amounts in Thousands  RCON Mil Thou

5. Maturity and repricing data for time deposits of less than $100,000:
     a.   Time deposits of less than $100,000 with a remaining
          maturity or repricing frequency of:(1)(2)
          (1)  Three months or less ..........................................................    A579     0        M.S.a.(1)
          (2)  Over three months through 12 months ...........................................    A580     0        M.5.a.(2)
          (3)  Over one year through three years .............................................    A581     0        M.5.a.(3)
          (4)  Over three years ..............................................................    A582     0        M.5.a.(4)
     b.   Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less
          (included in Memorandum items 5.a.(1) through 5.a.(4) above) .......................    A241     0        M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:
     a.  Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)
         (1) Three months or less ............................................................    A584     0        M.6.a.(1)
         (2) Over three months through 12 months .............................................    A585     0        M.6.a.(2)
         (3) Over one year through three years ...............................................    A586     0        M.6.a.(3)
         (4) Over three years ................................................................    A587     0        M.6.a.(4)
     b.  Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
         (included in Memorandum items 6.a.(1) through 6.a.(4) above) ........................    A242     0        M.6.b.

--------------------

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1)through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.




Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-10
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732



Schedule RC-F--Other Assets

                                                                                                            C230        <-

                                                                    Dollar Amounts in Thousands  RCON Mil Thou


1. Income earned, not collected on loans ......................................................   2164         0        1.
2. Net deferred tax assets(1) .................................................................   2148       720         2.
3. Interest-only strips receivable (not in the form of a security)(2) on:
   a. Mortgage loans ..........................................................................   A519         0        3.a.
   b. Other financial assets ..................................................................   A520         0        3.b.
4. Other (itemize and describe amounts that exceed 25% of this item) ..........................   2168     3,662        4.
   a.       TEXT 3549         Accounts Receivable                                            RCON 3549     3,651        4.a.
   b.       TEXT 3550                                                                        RCON 3550                  4.b.
   c.       TEXT 3551                                                                        RCON 3551                  4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) .........................   2160     4,382        5.



Memorandum                                                           Dollar Amounts in Thousands  RCON Mil Thou

1. Deferred tax assets disallowed for regulatory capital purposes      .                           5610         0        M.1.






Schedule RC-G--Other Liabilities

                                                                                                            C235        <-

                                                                    Dollar Amounts in Thousands  RCON Mil Thou

1. a. Interest accrued and unpaid on deposits(3)                                                  3645         0        1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ...............   3646     5,687        i.b.
2. Net deferred tax liabilities(1) ............................................................   3049         0        2.
3. Minority interest in consolidated subsidiaries .............................................   3000         0        3.
4. Other (itemize and describe amounts that exceed 25% of this item) ..........................   2938    11,258        4.
   a.       TEXT 3552   Intercompany Accounts Payable                                        RCON 3552    11,098        4.a.
   b.       TEXT 3553                                                                        RCON 3553                  4.b.
   c.       TEXT 3554                                                                        RCON 3554                  4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) .........................   2930    16,945        5.


-------------------------

(1)  See discussion of deferred income taxes in Glossary entry on "income taxes."
(2)  Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)  For savings banks, include "dividends" accrued and unpaid on deposits.



Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                            Page RC-11
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732



Schedule RC-K--Quarterly Averages(1)

                                                                                                            C255        <-

                                                                    Dollar Amounts in Thousands  RCON Mil Thou

ASSETS

1. Interest-bearing balances due from depository institutions .................................. 3381   30,000          1.
2. U.S. Treasury securities and U.S. Government agency obligations(3) (including
   mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA) ...................  3382   65,812          2.
3. Securities issued by states and political subdivisions in the U.S.(3)  .....................  3383        0          3.
4. a. Other debt securities(3) (including mortgage-backed securities not issued
      or guaranteed by FNMA, FHLMC, or GNMA)...................................................  3647    3,000          4.a.
   b. Equity securities(4) (includes investments in mutual funds and Federal Reserve stock) ...  3648        0          4.b
5. Federal funds sold and securities purchased under agreements to resell .....................  3365        0          5.
6. Total loans(2):
   a. Real estate loans .......................................................................  3286        0          6.a.
   b. Installment loans .......................................................................  3287        0          6.b.
   c. Credit cards and related plans. .........................................................  3288        0          6.c.
   d. Commercial (time and demand) and all other loans ........................................  3389        0          6.d.
7. Trading assets .............................................................................  3401        0          7.
8. Lease financing receivables (net of unearned income) .......................................  3484        0          8.
9. Total assets(5) ............................................................................  3368  125,952          9.
LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and
    preauthorized transfer accounts) (exclude demand deposits) ................................  3485        0         10.
11. Nontransaction accounts:
    a. Money market deposit accounts (MMDAs) ..................................................  3486        0         11.a
    b. Other savings deposits .................................................................  3487        0         11.b
    c. Time deposits of $100,000 or more ......................................................  A514        0         11.c
    d. Time deposits of less than $100,000 ....................................................  A529        0         11.d
12. Federal funds purchased and securities sold under agreements to repurchase ................  3353        0         12.
13. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases) .................................................................  3355        0         13.

Memorandum
                                                                    Dollar Amounts in Thousands  RCON Mil Thou

1.   To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
     Agricultural loans(2) included in items 6.a through 6.d above ............................  3379        N/A      M.1.


-----------------
(1)  For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2)  See instructions for loan classifications used in this schedule.
(3)  Quarterly averages for all debt securities should be based on amortized cost.
(4)  Quarterly averages for all equity securities should be based on historical cost.
(5)  The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.



Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                           Page RC-12
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                            C260        <-

                                                                    Dollar Amounts in Thousands  RCON Mil Thou

1. Unused commitments:

a. Revolving, open-end lines secured by 1-4 family residential properties,
   e.g., home equity lines ....................................................................    3814       0         1.a.
b. Credit card lines ..........................................................................    3815       0         1.b.
c. Commercial real estate, construction, and land development:
   (1) Commitments to fund loans secured by real estate .......................................    3816       0         l.c.(1)
   (2) Commitments to fund loans not secured by real estate ...................................    6550       0         l.c.(2)
d. Securities underwriting ....................................................................    3817       0         l.d.
e. Other unused commitments ...................................................................    3818       0         l.e.

                                                                                                   RCON Mil Thou
2. Financial standby letters of credit ........................................................    3819       0         2.
   a. Amount of financial standby letters of credit conveyed to others ....................RCON    3820       0         2.a
3. Performance standby letters of credit ......................................................    3821       0         3.
   a. Amount of performance standby letters of credit conveyed to others ..................RCON    3822       0         3.a
4. Commercial and similar letters of credit ...................................................    3411       0         4.
5. Participations in acceptances (as described in the instructions) conveyed to others
   by the reporting bank ......................................................................    3428       0         5.
6. Participations in acceptances (as described in the instructions) acquired by the reporting
   (nonaccepting) bank ........................................................................    3429       0         6.
7. Securities borrowed ........................................................................    3432       0         7.
8  Securities lent (including customers' securities lent where the customer is indemnified
   against loss by the reporting bank) ........................................................    3433  240,869        8.
9. Financial assets transferred with recourse that have been treated as sold for
   Call Report purposes:
   a. First lien 1-to-4 family residential mortgage loans:
      (1) Outstanding principal balance of mortgages transferred as of the report date ........    A521       0         9.a.(1)
      (2) Amount of recourse exposure on these mortgages as of the report date ................    A522       0         9.a.(2)
   b. Other financial assets (excluding small business obligations reported in item 9.c):
      (1) Outstanding principal balance of assets transferred as of the report date ...........    A523       0         9.b.(1)
      (2) Amount of recourse exposure on these assets as of the report date ...................    A524       0         9.b.(2)
   c. Small business obligations transferred with recourse under Section 208 of the
      Riegle Community Development and Regulatory Improvement Act of 1994:
      (1) Outstanding principal balance of small business obligations transferred as of
          the report date .....................................................................    A249       0         9.c.(1)
      (2) Amount of retained recourse on these obligations as of the report date ..............    A250       0         9.c.(2)
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor ........................    A534       0        10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary ......................    A535       0        10.b.
11. Spot foreign exchange contracts ...........................................................    8765       0        11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital") ..........................................................    3430       0        12.

    a.  TEXT 3555                                                                    RCON 3555                         12.a.
    a.  TEXT 3556                                                                    RCON 3556                         12.b.
    b.  TEXT 3557                                                                    RCON 3557                         12.c.
    c.  TEXT 3558                                                                    RCON 3558                         12.d.


Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                           Page RC-13
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732


Schedule RC-L--Continued


                                                                    Dollar Amounts in Thousands  RCON Mil Thou


13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital") ..................................................................   5591                  13.

    a.  TEXT 5592                                                                   RCON 5592                          13.a
    a.  TEXT 5593                                                                   RCON 5593                          13.b
    b.  TEXT 5594                                                                   RCON 5594                          13.c
    c.  TEXT 5595                                                                   RCON 5595                          13.d





                                                                                                                   C261    <-




                                                             (Column A)     (Column B)       (Column C)    (Column D)
                                                              Interest        Foreign           Equity      Commodity
                       Dollar Amounts in Thousands              Rate         Exchange       Derivative      and Other
           Off-balance Sheet Derivatives                      Contracts     Contracts        Contracts       Contracts
                 Position indicators                       RCON Mil Thou  RCON Mil Thou   RCON Mil Thou   RCON Mil Thou

14.  Gross amounts (e.g., notional amounts) (for each
     column, sum of items 14.a  through 14.e must equal
     sum of items 15, 16.a, and 16.b):
     a. Futures contracts ...........................       8693     0     8694     0      8695     0      8696     0     14.a.
     b. Forward contracts ...........................       8697     0     8698     0      8699     0      8700     0     14.b.
     c. Exchange-traded option contracts:
        (1) Written options .........................       8701     0     8702     0      8703     0      8704     0     14.c.(1)
        (2) Purchased options .......................       8705     0     8706     0      8707     0      8708     0     14.c.(2)
     d. Over-the-counter option contracts:
        (1) Written options .........................       8709     0     8710     0      8711     0      8712     0     14.d.(1)
        (2) Purchased options .......................       8713     0     8714     0      8715     0      8716     0     14.d.(2)
     e. Swaps .......................................       3450     0     3826     0      8719     0      8720     0     14.e.
15. Total gross notional amount of derivative
    contracts held for trading ......................       A126     0     A127     0      8723     0      8724     0     15.
16. Total gross notional amount of derivative
    contracts held for purposes other than trading:
    a. Contracts marked to market ...................       8725     0     8726     0      8727     0      8728     0     16.a.
    b. Contracts not marked to market ...............       8729     0     8730     0      8731     0      8732     0     61.b.
    c. Interest rate swaps where the bank
       has agreed to pay a fixed rate ...............       A589     0                                                    16.c.
17. Gross fair values of derivative contracts:
   a. Contracts held for trading:
      (1) Gross positive fair value .................       8733     0     8734     0      8735     0      8736     0     17.a.(1)
      (2) Gross negative fair value .................       8737     0     8738     0      8739     0      8740     0     17.a.(2)
   b. Contracts held for purposes other than
      trading that are marked to market:
     (1) Gross positive fair value ..................       8741     0     8742     0      8743     0      8744     0     17.b.(1)
     (2) Gross negative fair value ..................       8745     0     8746     0      8747     0      8748     0     17.b.(2)
  c. Contracts held for purposes other than
     trading that are not marked to market:
     (1) Gross positive fair value ..................       8749     0     8750     0      8751     0      8752     0     17.c.(1)
     (2) Gross negative fair value ..................       8753     0     8754     0      8755     0      8756     0     17.c.(2)






Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                           Page RC-14
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732


Schedule RC-L--Continued
Memoranda

                                                                                                      Dollar Amounts in Thousands

1.-2. Not applicable

3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items l.a through l.e, above (report only the unused
   portions of commitments that are fee paid or otherwise legally binding) .....................  3833        0              M.3.

   a. Participations in commitments with an original maturity exceeding one year
      conveyed to others ...................................................................RCON  3834        0              M.3.a.








Schedule RC-M--Memoranda

         Dollar Amounts in Thousands


                                                                    Dollar Amounts in Thousands  RCON Mil Thou


1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests ..........................   6164        0           1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of
      $500,000 or 5 percent of total capital as defined for this purpose
      in agency regulations .............................................................  RCON   6165        0           1.b.
2. Federal funds sold and securities purchased under agreements to resell with
   U.S. branches and agencies of foreign banks()) (included in Schedule RC, item 3) ...........   3405        0           2.
3. Not applicable
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract .................................................  5500        0           4.a.
   b. Mortgages serviced under a FHLMC contract:
     (1) Serviced with recourse to servicer ....................................................  5501        0           4.b.(1)
     (2) Serviced without recourse to servicer .................................................  5502        0           4.b.(2)
   c. Mortgages serviced under a FNMA contract:
     (1) Serviced under a regular option contract ..............................................  5503        0           4.c.(1)
     (2) Serviced under a special option contract ..............................................  5504        0           4.c.(2)
   d. Mortgages serviced under other servicing contracts .......................................  5505        0           4.d.
5. Not applicable
6. Intangible assets:
   a. Mortgage servicing assets ................................................................  3164        0           6.a.
     (1) Estimated fair value of mortgage servicing assets................................  RCON  A590        0           6.a.(1)
   b. Other identifiable intangible assets:
     (1) Purchased credit card relationships and nonmortgage servicing assets .................   B026   10,205           6.b.(1)
     (2) All other identifiable intangible assets .............................................   5507        0           6.b.(2)
   c. Goodwill ................................................................................   3163    2,856           6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ...   2143   13,061           6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes ...............   6442        0           6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt ............................................................................   3295        0           7.


-----------------------
(1)  not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.



Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                           Page RC-15
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732


Schedule RC-M--Continued

                                                                          Dollar Amounts in Thousands  RCON Mil Thou
8.  a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures ..................................  5372        0  8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development ....................................................  5508        0  8.a.(2)(a)
           (b) Farmland..............................................................................  5509        0  8.a.(2)(b)
           (c) 1-4 family residential properties ....................................................  5510        0  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties .......................................  5511        0  8.a.(2)(d)
           (e) Nonfarm nonresidential properties ....................................................  5512        0  8.a.(2)(e)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ................  2150        0  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures ..................................  5374        0  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ............  5375        0  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ................  2130        0  8.b.(3)
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus".........................................  3778        0  9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):
    a. Money market funds ...........................................................................  6441        0  10.a.
    b. Equity securities funds ......................................................................  8427        0  10.b.
    c. Debt securities funds ........................................................................  8428        0  10.c.
    d. Other mutual funds ...........................................................................  8429        0  10.d.
    e. Annuities ....................................................................................  8430        0  10.e.
       Sales of proprietary mutual funds and annuities (included in items 10.a through 10.e above) ..  8784        0  10.f.
11. ____ unamortized realized deferred gains (losses) on off-balance sheet derivative contracts
    included in assets and liabilities reported in Schedule RC ......................................  A525        0  11.
12. Amount of assets netted against nondeposit liabilities on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting pzinciples(1) ..................................  A526        0  12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than
    $10 million and exceeds ten percent of total assets) ............................................  A591        0  13.


Memorandum                                                                Dollar Amounts in Thousands  RCON Mil Thou

1. Reciprocal holdings of banking organizations' capital instruments
   (to he completed for the December report only) ...................................................  3836      N/A  M.1.


-------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                           Page RC-16
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732


Schedule RC-N--Past Due and Nonaccrual Loans(1), Leases, and Other Assets

The __IEC regards the information reported in all of
Memorandum item 1, in items 1 through 7, column A,
and in Memorandum items 2 through 4, column A,
as confidential.                                                                                                   C270   <-
                                                                       (Column A)         (Column B)       (Column C)
                                                                        Past due          Past due 90      Nonaccrual
                                                                      30 through 89      days or more
                                                                      days and still     and still
                                                                        accruing           accruing
                                         Dollar Amounts in Thousands  RCON Mil Thou      RCON Mil Thou    RCON Mil Thou
1. Real estate loans ...............................................  1210        0      1211        0    1212        0   1.
2. Installment loans ...............................................  1214        0      1215        0    1216        0   2.
3. Credit cards and related plans ..................................  1218        0      1219        0    1220        0   3.
4. Commercial (time and demand) and all other loans ................  1222        0      1223        0    1224        0   4.
S. Lease financing receivables .....................................  1226        0      1227        0    1228        0   5.
6. Debt securities and other assets (exclude other real estate
   owned and other repossessed assets) .............................  3505        0      3506        0    3507        0   6.

====================================================================================================================================


Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items
1 through 5.

7. Loans and leases reported in items 1 through 5 above which         RCON Mil Thou      RCON Mil Thou    RCON Mil Thou
   are wholly or partially guaranteed by the U.S. Government .......  5612        0      5613        0    5614        0   7.
   a. Guaranteed portion of loans and leases included in item 7
      above ........................................................  5615        0      5616        0    5617        0   7.a.

Memoranda

                                                                                                                   C273   <-
                                        Dollar Amounts in Thousands   RCON Mil Thou      RCON Mil Thou    RCON Mil Thou
1. Restructured loans and leases included in Schedule RC-N,
   items 1 through 5, above (and not reported in Schedule RC-C,
   part I, Memorandum item 2) .....................................   1658        0      1659        0    1661        0   M.1.
2. To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:
   Agricultural loans included in Schedule RC-N, items 1
   through 4, above ................................................  1230      N/A      1231      N/A    1232      N/A   M.2.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
   included in Schedule RC-N, items 2 through 4, above .............  5421        0      5422        0    5423        0   M.3.
4. Real estate loans (sum of Memorandum items 4.a through 4.e must equal Schedule RC-N, item 1, above):
   a. Construction and land development ............................  5424        0      5425        0    5426        0   M.4.a.
   b. Secured by farmland ..........................................  5427        0      5428        0    5429        0   M.4.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines of credit   5430        0      5431        0    5432        0   M.4.c.(1)
      (2) All other loans secured by 1-4 family residential
          properties ...............................................  5433        0      5434        0    5435        0   M.4.c.(2)
d. Secured by multifamily (5 or more) residential properties .......  5436        0      5437        0    5438        0   M.4.d.
e. Secured by nonfarm nonresidential properties ....................  5439        0      5440        0    5441        0   M.4.e.


-------------
(1) See instructions for loan classifications used in this schedule.

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                           Page RC-17
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732


Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments


                                                                                                                   C275  <-
                                                                          Dollar Amounts in Thousands  RCON  Mil   Thou
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits ..........................................................  0030         N/A  1.a.
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits .......................................  0031           0  1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits(1) ..........................  0032           0  1.b.(2)
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits .........................................................  3510         N/A  2.a.
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits ......................................  3512           0  2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits(1) .........................  3514           0  2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total deposits)  3520           0  3.
4. Deposits of consolidated subsidiaries (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries ..................................................  2211           0  4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries .....................................  2351           0  4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries...........................  5514           0  4.c.
5. Not applicable
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B) ........  2314           0  6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4 or 5,
      column A or C, but not column B) ..............................................................  2315           0  6.b.
      Unamortized premiums and discounts on time and savings deposits:(1),(2)
   a. Unamortized premiums ..........................................................................  5516           0  7.a.
   b. Unamortized discounts .........................................................................  5517           0  7.b.
8. To be completed by banks with "Oakar deposits."
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
      (1) Total deposits purchased or acquired from other FDIC-insured institutions during
          the quarter ...............................................................................  A531         N/A  8.a.(1)
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members
          report deposits attributable to BIF) ......................................................  A532         N/A  8.a.(2)
   b. Total deposits sold or transferred to other FIDC-insured institutions during the quarter ......  A533         N/A  8.b.

-----------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.



                                                                                                                         C277 <-
Person to whom questions about the Reports of Condition and Income should be directed:

Foy B. Hester, VP                                                         (212) 250-6418
Name and Title (TEXT 8901)                                                Telephone: Area code/phone number/extension (TEXT 8902)



                                                                          (212) 669-0720
                                                                          FAX: Area code/phone number (TEXT 9116)

Legal Title of Bank:   Bankers Trust Company of California, National Association                   Call Date: 03/31/2000 FFIEC 033
Address:               300 South Grand Avenue                                                                           Page RC-18
City, State  Zip:      Los Angeles, CA  90071                                                          Printed 04/27/2000 at 17:36
FDIC Certificate No.:  26732


Schedule RC-O--Continued

                                                                         Dollar Amounts in Thousands   RCON  Mil  Thou
9.  Deposits in lifeline accounts ..................................................................   5596          0   9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits)...   8432          0   10.
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross
       basis in Schedule RC-E had been reported on a net basis .....................................   8785          0  11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net
       basis in Schedule RC-E had been reported on a gross basis ...................................   A181          0  11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto
       Rico and U.S. territories and possessions in Schedule RC-E ..................................   A182          0  11.c.
12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits .............................................   A527          0  12.a.
    b. Amount of assets netted against time and savings deposits ...................................   A528          0  12.b.


Memoranda (to be completed each quarter except as noted)
                                                                         Dollar Amounts in Thousands   RCON  Mil  Thou
1. Total deposits of the bank (sum of Memorandum items l.a.(1) and l.b.(1) must equal
   Schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less:
      (1) Amount of deposit accounts of $100,000 or less ..........................................    2702          0  M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                              Number
          completed for the June report only) ..................................RCON 3779.......N/A                  0  M.1.a.(2)
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000 ........................................    2710          0  M.1.b.(1)
      (2) Number of deposit accounts of more than $100,000 .....................RCON 2722.........0                     M.1.b.(2)
2. Estimated amount of uninsured deposits of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item l.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item l.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure                YES    NO
      for determining a better estimate of uninsured deposits than the estimate described above ...    6861          x  M.2.a.
   b. If the box marked YES has been checked, report the estimate of uninsured deposits                RCON   Mil Thou
      determined by using your bank's method or procedure..........................................    5597        N/A  M.2.b.
3.    Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
      If so, report the legal title and FDIC Certificate Number of the parent bank or parent
      savings association:                                                                               FDIC Cert. No.
        TEXT A545   N/A                                                                           RCON A545      N/A    M.3.
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

Legal Title of Bank:  Bankers Trust Company of California, National Association                Call Date: 03/31/2000    FFIEC 033
Address:              300 South Grand Avenue                                                                           Page RC-19
City, State  Zip:     Los Angeles, CA 90071                                                          Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item
12, for June 30, 1999, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R is its entirety, depending on their response to item 1 below.

1.  Test for determining the extant to which Schedule RC-R moat be collated. To be
    completed only by banks with total assets of less than $1 billion. Indicate in the                        C280     <
    appropriate box at the right whether the bank has total capital greater than or                      YES        NO
    equal to eight percent of adjusted total assets ........................................   RCON 6056  X          1.

        For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
        If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked
      NO has been checked, the bank must complete the remainder of this schedule.
        A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

    NOTE:    A11 banks are required to complete items 2 sad 3 below.
             See optional worksheet for items 3.a through 3.f.

                                                                             Dollar Amounts in Thousands    RCON Mil Thou
2. Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in
   Tier 2 capital:
   a.  Subordinated debt(1) and intermediate term preferred stock......................................     A515        0     2.a.
   b.  Other limited-life capital instruments .........................................................     A516        0     2.b.
3. Counts used in calculating regulatory capital ratios (report amounts determined by the bank its own internal regulatory capital analyses consistent with applicable capital standards):
   a. (1) Tier 1 capital...............................................................................     8274  108,484    3.a.(1)
      (2) Tier 2 capital...............................................................................     8275        0    3.a.(2)
      (3) Not applicable
   b. Total risk-based capital ........................................................................     3792  108,484    3.b.
   c. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
      risk-weighted assets) ...........................................................................     A222        0    3.c.
   d.(1) Net risk-weighted assets (gross risk-weighted assets less excess
         allowance reported in item 3.c above and all other deductions) ...............................     A223    77,052   3.d.(1)
     (2) Not applicable
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the
      "direct reduction method" to report these transactions in Schedule RC-R) ........................     1727        0    3.a.
   f. "Average total assets" (quarterly average reported in Schedule RC-K,
      item 9, less all assets deducted from Tier 1 capital)(2) ........................................     A224  122,076    3.f.


                                                                                         (Column A)        (Column 8)
Items 4-9 and Memoranda items 1 and 2 are to be completed                                Assets            Credit Equiv-
by banks that answered NO to item 1 above and                                            Recorded          alent Amount
by banks with total assets of $1 billion or more.                                        on the            of Off-Balance
                                                                                         Balance Sheet     Sheet Items(3)

4. Assets and credit equivalent amounts of off-balance sheet items assigned to           RCON Mil Thou     RCON Mil Thou
   the Zero percent risk category:
   a. Assets recorded on the balance sheet............................................   5163   68,887                         4.a.
   b. Credit equivalent amount of off-balance sheet items.............................                      3796       0       4.b.

----------
(1) Include mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

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

Legal Title of Bank:  Bankers Trust Company of California, National Association                Call Date: 03/31/2000    FFIEC 033
Address:              300 South Grand Avenue                                                                           Page RC-20
City, State  Zip:     Los Angeles, CA 90071                                                        Printed 04/27/2000  at 17:36
FDIC Certificate No.: 26732


Schedule RC-R--Continued
                                                                                      (Column A)        (Column B)
                                                                                        Assets        Credit Equiv-
                                                                                       Recorded        alent Amount
                                                                                        on the        of Off-Balance
                                                                                     Balance Sheet    Sheet Items(1)
                                                     Dollar Amounts in Thousands    RCON  Mil Thou    RCON  Mil Thou
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet ......................................   5165     34,834                      5.a.
   b. Credit equivalent amount of off-balance sheet items .......................                      3801   240,869    5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet ......................................   3802          0                      6.a.
   b. Credit equivalent amount of off-balance sheet items........................                      3803         0    6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet ......................................   3804     21,911                      7.a.
   b. Credit equivalent amount of off-balance sheet items .......................                      3805          0   7.b.
8. On-balance sheet asset values excluded from and deducted in the calculation
   of the risk-based capital ratio(2) ...........................................   3806      3,294                      8.
9. Total assets recorded on the balance sheet (sum of items 4.a, S.a, 6.a, 7.a,
   and 8, column A) (must equal Schedule RC, item 12 plus items 4.b and 4.c) ....   3807    128,926                      9.

Memoranda
                                                                          Dollar Amounts in Thousands    RCON  Mil  Thou
1. -------- credit exposure across all off-balance sheet derivative contracts
   covered by the risk-based capital standards .............................................             8764          0   M.1.

With a remaining maturity of

                                                                      (Column A)          (Column B)            (Column C)
                                                                       One Year              Over                  Over
                                                                        or less           one year              five years
                                                                                          through
2. Notional principal amounts of off-balance                                             five years
   sheet derivative contracts:(3)                                   RCON   Mil  Thou    RCON  Mil  Thou    RCON  Mil  Thou
   a. Interest rate contracts ..................................... 3809           0    8766          0    8767          0   M.2.a.
   b. Foreign exchange contracts .................................. 3812           0    8769          0    8770          0   M.2.b.
   c. Gold contracts..............................................  8771           0    8772          0    8773          0   M.2.c.
   d. Other precious metals contracts.............................  8774           0    8775          0    8776          0   M.2.d.
   e. Other commodity contracts...................................  8777           0    8778          0    8779          0   M.2.e.
   f. Equity derivative contracts ................................. A000           0    A001          0    A002          0   M.2.f.

----------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


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

Legal Title of Bank:  Bankers Trust Company of California, National Association                Call Date: 03/31/2000    FFIEC 033
Address:              300 South Grand Avenue                                                                           Page RC-21
City, State  Zip:     Los Angeles, CA 90071                                                          Printed  04/27/2000 at 17:36
FDIC Certificate No.: 26732

               Optional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income
                     at close of business on March 31, 2000

Bankers Trust Company of California, National Association          Los Angeles,                California
---------------------------------------------------------          ------------                ----------
Legal Title of Bank                                                City                        State


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," Not applicable, "N/A, "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

No comment  /X/  (RCON 6979)                   C271          C272     <-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


                 /s/ Foy B. Hester                              4/28/00
                 --------------------------------------      -----------------
                 Signature of Executive Officer of Bank      Date of Signature


Legal Title of Bank:  Bankers Trust Company of California, National Association                 Call Date: 03/31/2000
Address:              300 South Grand Avenue
City, State  Zip:     Los Angeles, CA 90071
FDIC Certificate No.: 26732

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS


NAME AND ADDRESS OF BANK
                                             OMB No. For OCC: 1557-0081
                                             OMB No. For FDIC 3064-0052
                                        OMB No. For Federal Reserve: 7100-0036
                                              Expiration Date:  3/31/2002

                                                       SPECIAL REPORT
                                                (Dollar Amounts in Thousands)

                             CLOSE OF BUSINESS     FDIC Certificate Number
                             DATE                                               C-700      <-

                                03/31/2000            26732


LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
-----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and
"extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

-----------------------------------------------------------------------------------------------------------------------------------
a. Number of loans made to executive officers since the previous Call Report date ..............   RCON 3561               0    a.
b. Total dollar amount of above loans (in thousands of dollars).................................   RCON 3562               0    b.
c. Range of interest charged on above loans
   (example: 9 3/4% = 9.75) ..............................................RCON 7701   0.00  %  to  RCON 7702    0.00   %   c.

-----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                  DATE (Month, Day, Year)
                                                                                     4/28/00
/s/ Foy B. Hester VP Controller

FDIC 8040/53 (3-98)

-----------------------------------------------------------------------------------------------------------------------------------
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